SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2006

SANMINA-SCI CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 North First Street
San Jose, CA 95134

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (408) 964-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Director or Principal Officers
SIGNATURE

Item 5.02               Departure of Director or Principal Officers

On January 10, 2006, Sanmina-SCI Corporation (the “Company”) announced that Michael Clarke, President and General Manager of its Enclosure Systems Division is leaving the Company to pursue other opportunities.   Mr. Clarke joined the Company in 1999 as a result of the acquisition of Devtek Electronic Packaging Systems.  Mr. Clarke has served as the President and General Manager of the Enclosures Systems Division since December 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI, CORPORATION

Date: January 11, 2006	By:	/s/ David White
	Name:	David White
	Title:	Executive Vice-President and
Chief Financial Officer